                                                  THE FIRST ISRAEL FUND, INC.

                                                         ANNUAL REPORT
                                                      SEPTEMBER 30, 2001
















   ISL
 LISTED
 NYSE(R)



3917-AR-01

 CONTENTS


Letter to Shareholders                                                         1

Portfolio Summary                                                              6

Schedule of Investments                                                        7

Statement of Assets and Liabilities                                           10

Statement of Operations                                                       11

Statement of Changes in Net Assets                                            12

Statement of Cash Flows                                                       13

Financial Highlights                                                          14

Notes to Financial Statements                                                 15

Report of Independent Accountants                                             22

Results of Annual Meeting of Shareholders                                     23

Tax Information                                                               23

Description of InvestLink(SM) Program                                         24

 LETTER TO SHAREHOLDERS


                                                                November 6, 2001

DEAR SHAREHOLDER:

We are writing to report on the activities of The First Israel Fund, Inc. (the "Fund") for the fiscal year ended September 30, 2001.

At September 30, 2001, total net assets of the Fund were approximately $49.6 million. The Fund's investments in securities listed and trading on the Tel Aviv Stock Exchange ("TASE") were $27.8 million, with another $3.5 million in the Israeli and Israel-related companies listed and trading in the United States. Combined, these totaled $31.3 million, as compared to approximately $83.5 million on September 30, 2000. The Fund also held investments valued at approximately $11.5 million in unlisted securities, as compared to approximately $16.4 million on September 30, 2000. In percentage terms, at September 30, 2001, 63.2% of the Fund's net assets was invested in Israeli and Israel-related companies listed and trading on the TASE and in the United States and 23.2% in unlisted securities.

At September 30, 2001, net asset value ("NAV") per share was $11.64 (net of dividends and distributions paid of $3.15 per share), as compared to $23.24 at September 30, 2000. The Fund's common stock closed on the New York Stock Exchange ("NYSE") on September 28, 2001 at $9.60 per share, representing a discount of 17.5% to the Fund's NAV. [Note: September 28 was the final trading day of September 2001.]

According to its charter, the Fund's investment objective is long-term capital appreciation via investment primarily in equity securities of Israeli companies. These securities may be listed on the TASE or elsewhere, notably New York and NASDAQ. Up to 30% of the Fund's total assets may be invested in illiquid securities, including securities of private equity funds that invest primarily in the emerging markets.

PERFORMANCE: POOR ON ABSOLUTE BASIS, BUT RELATIVELY STRONG

Although the Fund significantly declined during the fiscal year, it nonetheless declined far less than some other gauges of Israeli equity prices. The Fund's NAV lost 40.2%, compared to losses of 54.2% and 38.0% for the Fund's Morgan Stanley Capital International Israel Index (the "MSCI Index")* benchmark and the TA100** broad-based local index of the Israeli equity market, respectively.

We attribute the Fund's outperformance of the MSCI Index benchmark primarily to a combination of effective sector weightings and stock selection. Sector weightings were most advantageous in software, which we dramatically underweighted versus the MSCI Index benchmark. We did so because we felt that Israeli software stocks were very vulnerable to directional movement in the U.S.'s technology-heavy NASDAQ exchange, which was battered during the period; and we were uncomfortable with the disproportionately large representation in the benchmark of one company, Check Point Software Technologies Ltd., whose valuation had risen to heights that we considered unsustainable. [Note: the Fund did not own shares of Check Point Software Technologies Ltd. at September 30, 2001.]

LETTER TO SHAREHOLDERS


In terms of stock selection, results were strongest in the technology hardware and financial services sectors. In each case, we succeeded not only with the shares of publicly traded companies, but also with private equity holdings. We have long used private equity to try to enhance the Fund's return, due to our view of its attractive opportunities and potential diversification benefits. This commitment to private equity--approximately 23.2% of the Fund's assets was invested in it at the end of the period--paid off, as the securities in the portfolio declined much less than the benchmark.

Our decision to maintain cash reserves at higher-than-normal levels additionally helped overall performance.

ISRAEL: PINCHED BY MACROECONOMICS AND POLITICS

Over the past year, Israel's economy and stock market were severely pinched between the forces of prolonged global macroeconomic weakness and politically inspired regional violence. Each of these bad conditions became even worse following the September 11 terrorist attacks in the U.S.

In the former case, the macroeconomic slowdown that began to take on worldwide dimensions in 2000 persisted, with many Israeli technology companies suffering from a rapid drop in tech-related capital spending. This weakness spread to other Israeli industry sectors as the year progressed, as was the case in most of the world's equity markets. Yet, there was hope that the U.S. economy--and, by extension, the rest of the world--would recover in the fourth quarter of 2001 and begin to grow more strongly in 2002, pulling Israel's economy along for the ride in the process.

When the U.S. was attacked, however, global macroeconomic prospects darkened virtually overnight. Israel's own outlook correspondingly declined, as nervous investors and business interests sought to assess the impact that the rapidly changing geopolitical and economic environment would have on the country's future. This nervousness was reflected in the performance of the Israeli equity market, which fell 18.6% in September alone and 46.0% in the first nine months of 2001. [Note: returns are for the MSCI Index.]

Domestic factors additionally hurt share prices. September, for instance, marked the one-year anniversary of an escalation of violence between Israel and the Palestinians that significantly raised the nation's level of political instability. On the macroeconomic front, exports were down substantially; corporate earnings were disappointingly low; the usually stable shekel depreciated; and inflation rose and seemed likely to rise further, which all but quashed hopes for a near-term cut in interest rates.

LETTER TO SHAREHOLDERS


PORTFOLIO STRUCTURE: PREPARED FOR VOLATILITY

TOP 10 HOLDINGS, BY ISSUER*

                                                   % OF
     HOLDING            SECTOR                  NET ASSETS
     -------            ------                  ----------
 1.  Bezeq              Telecommunications          6.0
 2.  Bank Hapoalim      Banking                     4.8
 3.  Bank Leumi         Banking                     4.1
 4.  EMV                Venture Capital             3.4
 5.  Harel Insurance    Insurance                   3.2
 6.  K.T. Concord       Venture Capital             2.6
 7.  Makh.-Agan         Chemicals                   2.5
 8.  Israel Chemicals   Chemicals                   2.5
 9.  F.I.B.I. Holdings  Financial Services          2.4
10.  IDB Holding        Conglomerates               2.4
                                                   ----
     Total                                         33.9
                                                   ====

---------------
* Company names are abbreviations of those found in the chart on page 6.

                SECTOR ALLOCATION
                (% of net assets)

Banking                                   8.98%
Chemicals                                 5.04%
Conglomerates                             5.50%
Financial Services                        2.99%
Insurance                                 4.57%
Inv. & Holding Cos.                       5.06%
Mortgage Banking                          6.60%
Pharm.                                    2.98%
Telecom.                                  6.77%
Venture Capital                          18.43%
Cash & Other Assets*                     33.08%

---------------
* Cash and Other Assets includes sectors below 2.5% of net assets.

Given the global and domestic climate we have described, we have opted to maintain what we consider to be a prudently defensive strategy within the Fund:

- We remain underweight in technology companies compared to the Israeli market as a whole, a strategic move that has helped the Fund's relative performance thus far in 2001.

- We are looking into defensive plays in financial services, principally in mortgage banking.

- We continue to look at conglomerates that we feel are likely to succeed in their restructuring efforts.

- We have raised the portfolio's level of cash reserves, both to mitigate the potential influence of market volatility and provide capital for opportunistic purchases. With regard to the latter, we would not be surprised if a news-driven marketplace sends the valuations of some very good companies plunging to oversold territory.

OUTLOOK: MURKIER THAN USUAL

As we write in the aftermath of September 11, the future appears murkier than usual. It is anyone's guess as to what will transpire over the months ahead.

Many participants in the Israeli market hope that the attacks--and their near-universal condemnation across the globe--will encourage a resumption of the Israeli-Palestinian peace process and, ideally, its successful conclusion. Should this occur, it would send a strongly positive message to investors.

LETTER TO SHAREHOLDERS

Realistically, however, it may be some time before conditions return to "normal" in Israel (or anywhere else, for that matter).

From a purely commercial standpoint, it likely will take corporations here and elsewhere years to develop and implement costly new security procedures, create and pursue new business models, and otherwise resume full operations in what has become a much less kindly "New World Order."

From a political standpoint, what were once almost purely domestic or regional issues have blossomed into world-shaping challenges that probably will take some time to resolve. Until such resolution occurs, or at least until current tensions recede, Israel will likely remain a focal point of local and global tensions. We thus expect Israeli equities to endure substantial volatility over the coming months.

Within this context, it is well to keep in mind that periods of above-average volatility also tend to provide disciplined investors with opportunities whose potential upside is above-average as well. In this regard, be assured that we are being patient and taking the time needed to make well-reasoned, informed decisions that we believe will benefit our shareholders over the long term.

Respectfully,


/s/ Richard W. Watt

Richard W. Watt
President and Chief Investment Officer ***

LETTER TO SHAREHOLDERS

FROM CREDIT SUISSE ASSET MANAGEMENT, LLC:

We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program known as the Investlink(SM) Program (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program is described on pages 24 through 26 of this report.









--------------------------------------------------------------------------------
* The Morgan Stanley Capital International Israel Index is an unmanaged index (with no defined investment objective) of Israeli equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley Capital International Inc.

** The TA100 Index is an index of the 100 largest companies (i.e., in terms of market capitalization) listed on the Tel Aviv Stock Exchange.

*** Richard W. Watt, who is a Managing Director of Credit Suisse Asset Management, LLC ("CSAM"), is primarily responsible for management of the Fund's assets. He joined CSAM on August 2, 1995. Mr. Watt formerly was associated with Gartmore Investment Limited in London, where he was head of emerging markets investments and research. In this capacity, he led a team of four portfolio managers and was manager of a closed-end fund focusing on smaller Latin American companies. Before joining Gartmore Investment Limited in 1992, Mr. Watt was a Director of Kleinwort Benson International Investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is President, Chief Investment Officer and a Director of the Fund and The Emerging Markets Telecommunications Fund, Inc. He also is President and a Director of The Brazilian Equity Fund, Inc., The Chile Fund, Inc. and The Latin America Equity Fund, Inc.

THE FIRST ISRAEL FUND, INC.

PORTFOLIO SUMMARY - AS OF SEPTEMBER 30, 2001 (UNAUDITED)


 SECTOR ALLOCATION

AS A PERCENT OF NET ASSETS

                                   SEPTEMBER 30, 2001  SEPTEMBER 30, 2000
Aerospace/Defense Equipment                     2.31%               1.07%
Banking                                         8.98%               7.28%
Chemicals                                       5.04%               2.28%
Conglomerates                                   5.50%              10.97%
Electronics/Electrical Equipment                2.54%               1.94%
Financial Services                              2.99%               2.40%
Food & Beverages                                2.14%               4.14%
Insurance                                       4.57%               3.44%
Investment & Holding Companies                  5.06%               5.58%
Mortgage Banking                                6.60%               4.72%
Pharmaceuticals                                 2.98%               9.50%
Telecommunications                              6.77%              12.75%
Venture Capital                                18.43%              13.72%
Other                                          12.48%              21.12%
Cash & Other Assets                            13.61%               (0.91)%

 TOP 10 HOLDINGS, BY ISSUER

                                                                                                          Percent of
      Holding                                                               Sector                        Net Assets
----------------------------------------------------------------------------------------------------------------------
   1. Bezeq Israeli Telecommunication Corporation Ltd.                Telecommunications                     6.0

   2. Bank Hapoalim Ltd.                                                    Banking                          4.8

   3. Bank Leumi Le-Israel Ltd.                                             Banking                          4.1

   4. Emerging Markets Ventures I L.P.                                  Venture Capital                      3.4

   5. Harel Insurance Investments Ltd.                                     Insurance                         3.2

   6. K.T. Concord Venture Fund L.P.                                    Venture Capital                      2.6

   7. Makhteshim-Agan Industries Ltd.                                      Chemicals                         2.5

   8. Israel Chemicals Ltd.                                                Chemicals                         2.5

   9. F.I.B.I. Holdings Ltd.                                          Financial Services                     2.4

  10. IDB Holding Corporation Ltd.                                       Conglomerates                       2.4

THE FIRST ISRAEL FUND, INC.

SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2001

                                                 No. of            Value
Description                                      Shares          (Note A)
---------------------------------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-86.39%
 ISRAEL-82.88%

 AEROSPACE/DEFENSE EQUIPMENT-2.31%
Elbit Systems Ltd.                                 70,191      $  1,145,945
                                                               ------------

 BANKING-8.98%
Bank Hapoalim Ltd.                              1,210,800         2,363,215
Bank Leumi Le-Israel Ltd.                       1,104,800         2,032,020
United Mizrahi Bank Ltd.+                          20,000            54,604
                                                               ------------
                                                                  4,449,839
                                                               ------------

 BUILDING PRODUCTS-1.35%
Industrial Buildings
 Corporation Ltd.                                 180,000           197,359
Property & Building
 Corporation Ltd.+                                  8,525           470,766
                                                               ------------
                                                                    668,125
                                                               ------------

 CHEMICALS-5.04%
Israel Chemicals Ltd.                           1,390,000         1,245,095
Makhteshim-Agan Industries Ltd.                   677,091         1,251,569
                                                               ------------
                                                                  2,496,664
                                                               ------------

 COMPUTER SOFTWARE-2.06%
Formula Systems (1985) Ltd.+                       46,500           608,611
Fundtech Ltd.+                                     23,900           114,959
Magic Software Enterprises Ltd.+                  122,400           189,720
MIND C.T.I. Ltd.+                                  72,200           109,022
                                                               ------------
                                                                  1,022,312
                                                               ------------

 CONGLOMERATES-5.50%
Albad Massuot Yitzhak Ltd.+                        12,001            52,357
Elco Holdings Ltd.                                 27,500           147,762
IDB Development
  Corporation Ltd.                                 48,998         1,042,959
IDB Holding Corporation Ltd.                       57,139         1,180,825
Koor Industries Ltd.+                              13,589           300,799
                                                               ------------
                                                                  2,724,702
                                                               ------------

 CONSTRUCTION-0.18%
Bayside Land Corporation Ltd.+                      1,166            89,692
                                                               ------------

 DIVERSIFIED OPERATIONS-0.33%
Elbit Medical Imaging Ltd.+                        22,500      $    101,263
Plasson Ltd.+                                      11,000            61,125
                                                               ------------
                                                                    162,388
                                                               ------------

 ELECTRONIC COMPONENT/SEMICONDUCTOR-0.26%
Telsys Ltd.                                        42,131           127,892
                                                               ------------

 ELECTRONICS/ELECTRICAL EQUIPMENT-2.53%
Camtek Ltd.+                                       58,800           114,072
Elco Industries Ltd.                               30,000           144,661
Electra Consumer Products Ltd.                     41,000           359,633
Electra (Israel) Ltd.                               8,642           538,761
Nisko Industries (1992) Ltd.+                      30,000            99,610
                                                               ------------
                                                                  1,256,737
                                                               ------------

 FINANCIAL SERVICES-2.99%
F.I.B.I. Holdings Ltd.                            173,400         1,194,489
Gachelet Investments Ltd.                           9,819           288,595
                                                               ------------
                                                                  1,483,084
                                                               ------------

 FOOD & BEVERAGES-2.14%
Elite Industries Ltd                               99,293           514,591
Gan Shmuel Food Industries                         19,400            35,192
Mayanot Eden Ltd.                                  69,893           509,072
                                                               ------------
                                                                  1,058,855
                                                               ------------

  FOOD - RETAIL-1.17%
Supersol Ltd.                                     164,594           577,875
                                                               ------------

 INDUSTRIAL TECHNOLOGY-1.82%
Cubital, Ltd.*+                                   329,278                 0
Orbotech, Ltd.+                                    45,855           864,367
Scitex Corporation Ltd.+                           10,000            38,900
                                                               ------------
                                                                    903,267
                                                               ------------

 INSURANCE-4.57%
Clal Insurance Enterprise
 Holdings Ltd.                                     58,631           659,952
Harel Insurance Investments Ltd.                   25,907         1,606,152
                                                               ------------
                                                                  2,266,104
                                                               ------------

THE FIRST ISRAEL FUND, INC.

                                                 No. of            Value
Description                                      Shares/Units    (Note A)
---------------------------------------------------------------------------
 INTERNET SOFTWARE-0.97%
Aladdin Knowledge Systems+                         26,000      $     72,800
RADVision Ltd.+                                    64,400           316,848
RADWARE Ltd.+                                      10,700            93,411
                                                               ------------
                                                                    483,059
                                                               ------------

 INVESTMENT & HOLDING COMPANIES-5.06%
Ampal-American Israel Corp.+                      206,000           832,240
Oren Semiconductor, Inc.,
 Series K*+                                        29,951           110,519
Oren Semiconductor, Inc.,
 Series L*+                                        30,843           113,811
Oren Semiconductor, Inc.,
 Series O, Units*+(1)                              46,035           238,461
Polaris Fund II LLC++ +                         1,000,000         1,063,928
The Renaissance Fund LDC++ +                           60           146,994
                                                               ------------
                                                                  2,505,953
                                                               ------------

 METAL PRODUCTS-0.50%
Caniel Beverage Packaging Ltd.                      5,122            11,820
Klil Industries Ltd.+                              18,654           235,580
                                                               ------------
                                                                    247,400
                                                               ------------

 MORTGAGE BANKING-6.60%
Discount Mortgage Bank Ltd.+                       12,852           796,794
Israel Discount Bank Ltd.+                      1,175,000           857,440
Mishkan-Hapoalim
  Mortgage Bank Ltd.                                3,489           696,999
Tefahot Israel Mortgage
  Bank Ltd.                                       157,266           920,846
                                                               ------------
                                                                  3,272,079
                                                               ------------

 NETWORKING PRODUCTS-0.18%
Optibase Ltd.+                                     36,700            91,016
                                                               ------------

 PACKAGING-0.02%
Caniel Packaging Industries                         4,122            11,727
                                                               ------------

 PHARMACEUTICALS-2.98%
Agis Industries (1983) Ltd.+                      159,403         1,083,428
Peptor Ltd.*+                                      56,000           392,000
                                                               ------------
                                                                  1,475,428
                                                               ------------

 REAL ESTATE & CONSTRUCTION-1.43%
Azorim-Investment,
 Development & Construction
 Company Ltd.                                     100,630      $    710,533
                                                               ------------

 REAL ESTATE INVESTMENT & MANAGEMENT-0.01%
Jerusalem Economic
 Corporation Ltd.                                   1,241             3,847
                                                               ------------

 SEMICONDUCTOR & RELATED TECHNOLOGY-0.17%
M-Systems Flash Disk
 Pioneers Ltd.+                                    20,300            85,869
                                                               ------------

 TECHNOLOGY-0.64%
Delta Fund I, L.P.++ +#                            87,500            68,566
Lenslet Ltd.,
 Series E Preferred*+                              30,838           249,999
                                                               ------------
                                                                    318,565
                                                               ------------

 TELECOMMUNICATIONS-6.76%
AudioCodes Ltd.+                                   38,400            80,640
Bezeq Israeli Telecommunication
 Corporation Ltd.+                              2,700,000         2,950,471
NICE Systems Ltd., ADR+                            24,600           317,586
                                                               ------------
                                                                  3,348,697
                                                               ------------

 TEXTILES-0.08%
Macpell Industries Ltd.+                          116,079            39,981
                                                               ------------

 TRADING COMPANIES-0.45%
Rapac Electronics Ltd.                            148,602           222,135
                                                               ------------

 TRANSPORTATION SERVICES-0.27%
Dan Rent-A-Car Ltd.                                90,000           132,262
                                                               ------------

 VENTURE CAPITAL-15.02%
ABS GE Capital
 Giza Fund, L.P.++ +#                           1,144,213           833,159
Advent Israel (Bermuda) L.P.++ +                1,682,293         1,093,472
BPA Israel Ventures LLC++ +#                      601,006           439,999
Concord Ventures II
 Fund L.P.++ +#                                 1,220,000         1,064,621
Formula Ventures L.P.++ +#                        835,934           814,283

THE FIRST ISRAEL FUND, INC.

SCHEDULE OF INVESTMENTS (CONCLUDED)


                                                 No. of            Value
Description                                      Shares/Units    (Note A)
---------------------------------------------------------------------------
 VENTURE CAPITAL (CONTINUED)
Giza GE Venture
 Fund III L.P.++ +#                               500,000      $   376,980
K.T. Concord Venture
 Fund L.P.++ +                                  1,000,000        1,294,992
Neurone Ventures II, L.P.++ +#                    172,500          130,816
SVE Star Ventures Enterprises
 GmbH & Co. No. IX KG++ +#                        500,000          436,452
SVE Star Ventures
 Enterprises No. II++ +                                 5          509,820
Walden-Israel Ventures, L.P.++ +                  500,000          304,532
Walden-Israel
  Ventures III, L.P.++ +#                         178,750          144,117
                                                               -----------
                                                                 7,443,243
                                                               -----------

 WIRELESS EQUIPMENT-0.19%
Alvarion Ltd.+                                     57,300           89,388
Ceragon Networks Ltd.+                              1,600            3,200
                                                               -----------
                                                                    92,588
                                                               -----------

 WOOD & PAPER PRODUCTS-0.32%
American Israeli Paper Mills Ltd.                   5,201          160,024
                                                               -----------
TOTAL ISRAEL (Cost $48,507,470)                                 41,077,887
                                                               -----------

 GLOBAL-3.41%
 VENTURE CAPITAL-3.41%
Emerging Markets Ventures I L.P.
 (Cost $1,797,748)++ +#                          1,789,903       1,692,854
                                                               -----------

 UNITED STATES-0.10%

 NETWORKING PRODUCTS-0.09%
Lucent Technologies Inc.                            7,984           45,748
                                                               -----------

                                                 No. of            Value
Description                                      Shares          (Note A)
---------------------------------------------------------------------------
 TELECOMMUNICATIONS-0.01%
Terayon Communication
 Systems, Inc.+                                       624      $     4,487
                                                               -----------

TOTAL UNITED STATES
 (Cost $244,388)                                                    50,235
                                                               -----------

TOTAL INVESTMENTS-86.39%
 (Cost $50,549,606) (Notes A,D)                                 42,820,976
                                                               -----------

CASH AND OTHER ASSETS IN EXCESS OF
 LIABILITIES-13.61%                                              6,743,775
                                                               -----------
NET ASSETS-100.00%                                             $49,564,751
                                                               ===========

--------------------------------------------------------------------------------
*    Not readily marketable security (See Note A).
++   Restricted security, not readily marketable (See Note F).
+    Security is non-income producing.
# As of September 30, 2001, the Fund committed to investing an additional $627,340, $105,787, $164,066, $750,000, $780,000, $162,500, $1,898,994,
     $577,500, $1,196,250 and $1,500,000 of capital in Emerging Markets
     Ventures I L.P., ABS GE Capital Giza Fund, L.P., Formula Ventures L.P., Giza GE Venture Fund III L.P., Concord Ventures II Fund L.P., Delta Fund I, L.P., BPA Israel Ventures LLC, Neurone Ventures II, L.P., Walden-Israel Ventures III, L.P. and SVE Star Ventures Enterprises GmbH & Co. No. IX KG, respectively. The aggregate amount of open commitments for the Fund is $7,762,437.
(1) With an additional 46,035 warrants attached, expiring 12/31/49, with no market value.
ADR  American Depositary Receipts.






See accompanying notes to financial statements.

THE FIRST ISRAEL FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - SEPTEMBER 30, 2001

 ASSETS

Investments, at value (Cost $50,549,606) (Note A)                                                    $42,820,976
Cash (Note A)                                                                                          5,045,022
Receivables:
   Investments sold                                                                                    1,618,377
   Israeli tax refund                                                                                    434,750
   Dividends                                                                                              20,860
Prepaid expenses                                                                                          16,309
                                                                                                     -----------
Total Assets                                                                                          49,956,294
                                                                                                     -----------

  LIABILITIES

Payables:
   Investment advisory fees (Note B)                                                                     133,084
   Administration fees (Note B)                                                                            7,415
   Other accrued expenses                                                                                251,044
                                                                                                     -----------
Total Liabilities                                                                                        391,543
                                                                                                     -----------
NET ASSETS (applicable to 4,259,295 shares of common stock outstanding) (Note C)                     $49,564,751
                                                                                                     ===========

NET ASSET VALUE PER SHARE ($49,564,751 DIVIDED BY 4,259,295)                                              $11.64
                                                                                                     ===========

  NET ASSETS CONSIST OF

  Capital stock, $0.001 par value; 4,259,295 shares issued and outstanding
   (100,000,000 shares authorized)                                                                   $     4,259
  Paid-in capital                                                                                     56,344,872
  Accumulated net realized gain on investments and foreign currency related transactions                 943,598
  Net unrealized depreciation in value of investments and translation of other
   assets and liabilities denominated in foreign currency                                             (7,727,978)
                                                                                                     -----------
Net assets applicable to shares outstanding                                                          $49,564,751
                                                                                                     ===========


                                 See accompanying notes to financial statements.

THE FIRST ISRAEL FUND, INC.

STATEMENT OF OPERATIONS - FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2001

 INVESTMENT INCOME

Income (Note A):
   Dividends                                                                                        $    736,959
   Israeli tax refunds                                                                                   434,750
   Interest                                                                                              133,933
   Less: Foreign taxes withheld                                                                         (299,801)
                                                                                                    ------------
   Total Investment Income                                                                             1,005,841
                                                                                                    ------------

Expenses:
   Investment advisory fees (Note B)                                                                     768,110
   Professional fees                                                                                     180,245
   Custodian fees                                                                                        137,318
   Administration fees (Note B)                                                                           81,916
   Accounting fees                                                                                        60,005
   Printing                                                                                               52,221
   Directors' fees                                                                                        37,838
   Transfer agent fees                                                                                    36,820
   NYSE listing fees                                                                                      22,043
   Insurance                                                                                               4,692
   Other                                                                                                  25,615
                                                                                                    ------------
   Total Expenses                                                                                      1,406,823
   Less: Fee waivers (Note B)                                                                           (140,826)
                                                                                                    ------------
      Net Expenses                                                                                     1,265,997
                                                                                                    ------------
   Net Investment Loss                                                                                  (260,156)
                                                                                                    ------------

 NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND
 FOREIGN CURRENCY RELATED TRANSACTIONS

Net realized gain/(loss) from:
   Investments (net of Israeli capital gains taxes of $96,393) (Note A)                                2,885,144
   Foreign currency related transactions                                                                 (23,327)
Net change in unrealized appreciation in value of investments
  and translation of other assets and liabilities denominated in foreign currency                    (38,599,484)
                                                                                                    ------------
Net realized and unrealized loss on investments and foreign currency related transactions            (35,737,667)
                                                                                                    ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                $(35,997,823)
                                                                                                    ============

See accompanying notes to financial statements.

THE FIRST ISRAEL FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                          For the Fiscal Years Ended
                                                                                                 September 30,
                                                                                --------------------------------------------------
                                                                                      2001                           2000
                                                                                --------------------------------------------------
 INCREASE/(DECREASE) IN NET ASSETS

Operations:
   Net investment loss                                                             $   (260,156)                   $   (72,718)
   Net realized gain on investments and foreign currency related transactions         2,861,817                     14,526,956
   Net change in unrealized appreciation in value of investments and translations of other assets and liabilities denominated
     in foreign currency                                                            (38,599,484)                    19,449,665
                                                                                   ------------                    -----------
      Net increase/(decrease) in net assets resulting from operations               (35,997,823)                    33,903,903
                                                                                   ------------                    -----------
Dividends and distributions to shareholders:
   Net investment income                                                               (344,906)                    (1,799,488)
   Net realized gain on investments                                                 (13,071,872)                    (6,407,933)
                                                                                   ------------                    -----------
      Total dividends and distributions to shareholders                             (13,416,778)                    (8,207,421)
                                                                                   ------------                    -----------
Capital share transactions:
   Cost of 204,100 shares repurchased (Note G)                                               --                     (3,400,538)
                                                                                   ------------                    -----------
      Total increase/(decrease) in net assets                                       (49,414,601)                    22,295,944
                                                                                   ------------                    -----------

  NET ASSETS

Beginning of year                                                                    98,979,352                     76,683,408
                                                                                   ------------                    -----------
End of year                                                                        $ 49,564,751                    $98,979,352*
                                                                                   ============                    ===========

----------------
*    Includes undistributed net investment income of $241,868.


                                 See accompanying notes to financial statements.

THE FIRST ISRAEL FUND, INC.

STATEMENT OF CASH FLOWS - FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2001

 INCREASE/(DECREASE) IN CASH FROM

Operating Activities:
   Investment income received                                                              $    594,838
   Operating expenses paid                                                                   (1,314,305)
                                                                                           ------------
Net decrease in cash from operating activities                                                                       $   (719,467)

Investing Activities:
   Purchases of long-term portfolio investments                                             (13,618,649)
   Proceeds from disposition of long-term portfolio investments                              33,351,322
                                                                                           ------------
Net increase in cash from investing activities                                                                         19,732,673

Financing Activities:
   Cash dividends and distributions paid                                                    (13,416,778)
                                                                                           ------------
Net decrease in cash from financing activities                                                                        (13,416,778)
                                                                                                                     ------------
Net increase in cash                                                                                                    5,596,428
Cash at beginning of year                                                                                                (551,406)
                                                                                                                     ------------
Cash at end of year (Note A)                                                                                         $  5,045,022
                                                                                                                     ============

  RECONCILIATION OF NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS TO NET DECREASE IN CASH
  FROM OPERATING ACTIVITIES

Net decrease in net assets resulting from operations                                                                 $(35,997,823)
Adjustments:
   Decrease in dividend receivable                                                         $     23,747
   Increase in Israeli tax refunds receivable                                                  (434,750)
   Decrease in accrued expenses                                                                 (51,621)
   Decrease in prepaid expenses                                                                   3,313
   Net realized and unrealized loss on investments and foreign currency related
      transactions                                                                           35,737,667
                                                                                           ------------
Total adjustments                                                                                                      35,278,356
                                                                                                                     ------------
NET DECREASE IN CASH FROM OPERATING ACTIVITIES                                                                       $   (719,467)
                                                                                                                     ============


See accompanying notes to financial statements.

THE FIRST ISRAEL FUND, INC.

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                                For the Fiscal Years Ended September 30,
                                        -----------------------------------------------------------------------------------------
                                          2001        2000       1999       1998        1997       1996        1995        1994
                                        --------    --------   --------   --------    --------   --------    --------    --------
  PER SHARE OPERATING
  PERFORMANCE

Net asset value, beginning of
   period                                 $23.24      $17.18     $15.04     $18.41      $13.10     $13.20      $11.74      $15.83
                                        --------    --------   --------   --------    --------   --------    --------    --------
Net investment income/(loss)               (0.06)      (0.02)+    (0.02)+     0.07        0.35      (0.09)      (0.10)      (0.28)
Net realized and unrealized gain/
   (loss) on investments and foreign
   currency related transactions           (8.39)       7.80       3.21      (2.97)       6.20      (0.01)       1.56       (3.27)
                                        --------    --------   --------   --------    --------   --------    --------    --------
Net increase/(decrease) in net assets
   resulting from operations               (8.45)       7.78       3.19      (2.90)       6.55      (0.10)       1.46       (3.55)
                                        --------    --------   --------   --------    --------   --------    --------    --------
Dividends and distributions to
   shareholders:
   Net investment income                   (0.08)      (0.41)     (0.21)        --          --         --          --          --
   Net realized gain on investments
      and foreign currency related
      transactions                         (3.07)      (1.46)     (1.20)     (0.47)      (1.24)        --          --       (0.43)
   In excess of net realized gains            --          --         --         --          --         --          --       (0.11)
                                        --------    --------   --------   --------    --------   --------    --------    --------
Total dividends and distributions
   to shareholders                         (3.15)      (1.87)     (1.41)     (0.47)      (1.24)        --          --       (0.54)
                                        --------    --------   --------   --------    --------   --------    --------    --------
Anti-dilutive impact due to capital
   shares repurchased                         --        0.15       0.36         --          --         --          --          --
                                        --------    --------   --------   --------    --------   --------    --------    --------
Net asset value, end of period            $11.64      $23.24     $17.18     $15.04      $18.41     $13.10      $13.20      $11.74
                                        ========    ========   ========   ========    ========   ========    ========    ========
Market value, end of period               $9.600     $18.563    $14.000    $11.813     $14.938    $11.250     $12.000     $13.250
                                        ========    ========   ========   ========    ========   ========    ========    ========
Total investment return (a)               (38.21)%     47.61%     32.61%    (18.05)%     44.36%     (6.25)%     (9.43)%    (21.26)%
                                        ========    ========   ========   ========    ========   ========    ========    ========
  RATIOS/SUPPLEMENTAL
  DATA

Net assets, end of period
   (000 omitted)                         $49,565     $98,979    $76,683    $75,373     $92,298    $65,649     $66,150     $58,855
Ratio of expenses to average
   net assets (c)                           1.88%       2.05%      2.05%      2.06%       2.26%      2.23%       2.57%       2.64%
Ratio of expenses to average net
   assets, excluding fee waivers            2.09%       2.28%      2.30%      2.31%       2.30%        --          --          --
Ratio of net investment income/
   (loss) to average net assets            (0.39)%     (0.08)%    (0.12)%     0.42%       2.20%     (0.68)%     (0.91)%     (2.08)%
Portfolio turnover rate                    21.11%      27.06%     18.65%     29.11%      16.98%     21.68%      22.17%      17.07%

                                             FOR THE PERIOD
                                               OCTOBER 29,
                                                  1992*
                                                 THROUGH
                                              SEPTEMBER 30,
                                                  1993
                                                --------
  PER SHARE OPERATING
  PERFORMANCE

Net asset value, beginning of
   period                                         $13.74**
                                                --------
Net investment income/(loss)                       (0.07)
Net realized and unrealized gain/
   (loss) on investments and foreign
   currency related transactions                    2.16
                                                --------
Net increase/(decrease) in net assets
   resulting from operations                        2.09
                                                --------
Dividends and distributions to
   shareholders:
   Net investment income                              --
   Net realized gain on investments
      and foreign currency related
      transactions                                    --
   In excess of net realized gains
                                                --------
Total dividends and distributions
   to shareholders                                    --
                                                --------
Anti-dilutive impact due to capital
   shares repurchased                                 --
                                                --------
Net asset value, end of period                    $15.83
                                                ========
Market value, end of period                      $17.375
                                                ========
Total investment return (a)                        24.58%
                                                ========
  RATIOS/SUPPLEMENTAL
  DATA

Net assets, end of period
   (000 omitted)                                 $79,274
Ratio of expenses to average
   net assets (c)                                   2.41%(b)
Ratio of expenses to average net
   assets, excluding fee waivers                      --
Ratio of net investment income/
   (loss) to average net assets                    (0.50)%(b)
Portfolio turnover rate                            34.80%

--------------------------------------------------------------------------------
*    Commencement of investment operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.21 per share.
+    Based on average shares outstanding.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect initial underwriting discounts and has not been annualized.
(b)  Annualized.
(c) Ratios reflect actual expenses incurred by the Fund. Amounts are net of fee waivers.


                                 See accompanying notes to financial statements.

THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS


 NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The First Israel Fund, Inc. (the "Fund") was incorporated in Maryland on
March 6, 1990 and commenced investment operations on October 29, 1992. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities shall be valued at the closing price on the exchange or market on which the security is primarily traded ("Primary Market"). If the security did not trade on the Primary Market, it shall be valued at the closing price on another exchange where it trades. If there are no such sale prices, the value shall be the most recent bid, and if there is no bid, the security shall be valued at the most recent asked. If no pricing service is available and there are more than two dealers, the value shall be the mean of the highest bid and the lowest ask. If there is only one dealer, then the value shall be the mean if bid and ask are available, otherwise the value shall be the bid. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of not readily marketable securities. At September 30, 2001, the Fund held 23.24% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $12,853,150 and fair value of $11,520,375. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the price originally paid by the Fund or the current carrying values, and the difference could be material. The net asset value per share of the Fund is calculated on each business day, with the exception of those days on which the New York Stock Exchange is closed.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At September 30, 2001, the interest rate was 2.41% which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

Pursuant to a ruling the Fund received from the Israeli tax authorities, the Fund, subject to certain conditions, will not be subject to Israeli tax on capital gains derived from the sale of securities listed on the Tel Aviv Stock Exchange ("TASE"). Gains derived from securities not listed on TASE (unlisted securities) will be subject to a 25% Israeli tax provided the security is an approved investment. Generally, stock of corporations that produce a product or provide a service that support the

THE FIRST ISRAEL FUND, INC.

infrastructure of Israel, are considered approved investments. Any gain sourced to unlisted unapproved securities are subject to a 40% Israeli tax and an inflationary tax. For the fiscal year ended September 30, 2001, the Fund incurred $96,393 in Israeli capital gains taxes.

Dividends derived from listed or approved securities are subject to 15% withholding tax, while dividends from unlisted unapproved securities are subject to a 25% withholding tax. Israeli tax refunds represent reclaims of taxes withheld on dividends. Interest on debt obligations (whether listed or not) is subject to withholding tax of 25% to 35%.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

    (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transaction balances. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations, with such amount categorized as foreign exchange gain or loss for both financial reporting and U.S. federal income tax reporting purposes.

Net currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments and translation of other assets and liabilities denominated in foreign currency.

Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currency and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

THE FIRST ISRAEL FUND, INC.

At September 30, 2001, the Fund reclassified within the composition of net assets permanent book/tax differences from accumulated net investment loss of $270,068 to accumulated net realized gain on investments and foreign currency related transactions.

In addition, accumulated net realized gain on investments and foreign currency related transactions of $93,126 related to gains from the sale of Passive Foreign Investment Companies was reclassed to accumulated net investment loss.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Investments in Israel may involve certain considerations and risks not typically associated with investments in the U.S., including the possibility of future political and economic developments and the level of Israeli governmental supervision and regulation of its securities markets. The Israeli securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

The Fund, subject to local investment limitations, may invest up to 30% of its assets in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in the emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that fund, including management fees. Such securities are expected to be illiquid which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

The Board of Directors has removed the limitation set forth in the Fund's prospectus requiring that the portion of the Fund's investments not invested in Israeli securities be invested in securities of companies that are substantially involved in or with Israel ("Israeli-Related Securities").

 NOTE B. AGREEMENTS

Credit Suisse Asset Management, LLC ("CSAM") serves as the Fund's investment adviser with respect to all investments. CSAM receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.30% of the lesser of the average stock market price or average weekly net assets invested in listed securities (including securities traded over-the-counter in the United States) and 2.00% of the lesser of the average stock market price or average weekly net assets invested in unlisted Israeli securities. The aggregate fee may not exceed an annual rate of 1.40% of the lesser of the average stock market price or average weekly net assets. CSAM has agreed to waive the advisory fee previously payable to the Fund's investment sub-adviser. For the fiscal year ended September 30, 2001, CSAM earned $768,110 for advisory services, of which CSAM waived $140,826. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the fiscal year ended September 30, 2001, CSAM was reimbursed $7,997 for administrative services rendered to the Fund.

Analyst Exchange and Trading Services, Ltd. ("Analyst I.M.S.") serves as the Fund's investment sub-adviser. Analyst I.M.S. is paid a fee, out of the advisory fee

THE FIRST ISRAEL FUND, INC.

payable to CSAM, computed weekly and paid quarterly at an annual rate of 0.30% of the lesser of the average stock market price or average weekly net assets. In addition, CSAM paid Analyst I.M.S., out of its advisory fee, a reimbursement for any Israeli Value Added taxes (currently 17%) and $25,000 annually to cover expenses incurred in the execution of sub-advisory services. For the fiscal year ended September 30, 2001, Analyst I.M.S. earned $217,489 for sub-advisory services.

Analyst I.M.S. has certain commercial arrangements with banks and brokers in Israel from which they receive a portion of the commission on trades executed in Israel. For the fiscal year ended September 30, 2001, such commissions amounted to approximately $6,900.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.11% of the Fund's average weekly net assets. For the fiscal year ended September 30, 2001, BSFM earned $73,919 for administrative services.

On May 8, 2000, the Fund's Board of Directors unanimously approved a Proposal by the Independent Directors (as defined under the Investment Company Act of 1940, as amended) to partially compensate Independent Directors in shares of the Fund. Under this policy, such Directors receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund's transfer agent in the open market.

 NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 4,259,295 shares outstanding at September 30, 2001, CSAM owned 7,169 shares.

 NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at September 30, 2001 was $50,340,538. Accordingly, the net unrealized depreciation of investments (including investments denominated in foreign currency) of $7,519,562, was composed of gross appreciation of $5,239,887, for those investments having an excess of value over cost and gross depreciation of $12,759,449, for those investments having an excess of cost over value.

For the fiscal year ended September 30, 2001, purchases and sales of securities, other than short-term investments, were $13,618,649 and $31,521,705, respectively.

 NOTE E. CREDIT FACILITY

Through June 19, 2001, the Fund, together with other funds advised by CSAM (collectively, the "Participating Funds"), participated in a $350 million committed, unsecured, line of credit facility (the "Prior Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent and certain other lenders, for temporary or emergency purposes. Under the terms of the Prior Credit Facility, the Participating Funds paid an aggregate commitment fee at a rate of 0.075% per annum on the entire amount of the Prior Credit Facility, which was allocated among the Participating Funds in such manner as was determined by the governing Boards of the Participating Funds. In addition, the Participating Funds paid interest on borrowings at the Federal funds rate plus 0.50%.

Effective June 20, 2001, the Fund, together with additional funds advised by CSAM (collectively with the Participating Funds, the "New Participating Funds"), established a new $200 million committed, unsecured, line of credit facility (the "New Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, BNP Paribas as syndication agent and certain other lenders, for the same purposes as the Prior Credit Facility. Under the terms of the New Credit Facility, the New Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the

THE FIRST ISRAEL FUND, INC.

average unused amount of the New Credit Facility, which is allocated among the New Participating Funds in such manner as is determined by the governing Boards of the New Participating Funds. The interest rate paid under the New Credit Facility is unchanged from the rate paid under the Prior Credit Facility.

In addition, the Fund borrowed, for temporary purposes, from its custodian, Brown Brothers Harriman & Co., to cover periodic overdrafts. Such borrowings were at a rate of interest based on the Fed Funds rate plus 2%.

The maximum amount outstanding under the Credit Facility and periodic overdrafts for the Fund was $6,000,000 with an average daily loan balance of $140,212 with an average daily interest rate of 7.55% during the fiscal year ended
September 30, 2001. The Fund had no borrowings under the Credit Facility or overdraft at September 30, 2001.

 NOTE F. RESTRICTED SECURITIES

Certain of the Fund's investments are restricted as to resale and are valued at the direction of the Fund's Board of Directors in good faith, at fair value, after taking into consideration appropriate indications of value. The following table shows the number of units/shares held, the acquisition dates, aggregate costs, fair value as of September 30, 2001, per unit/share of such securities and percent of net assets which the securities comprise.

                                      NUMBER                                                  FAIR                         PERCENT
                                     OF UNITS/                                              VALUE AT       VALUE PER       OF NET
SECURITY                              SHARES        ACQUISITION DATES          COST        09/30/2001     UNIT/ SHARE      ASSETS
--------                            -----------   ---------------------    -----------     ----------     -----------      -------
ABS GE Capital Giza Fund, L.P.       1,056,713     02/03/98 - 09/27/00     $ 1,030,888     $  769,446           $0.73        1.55
                                        50,000          07/22/01                54,861         36,407            0.73        0.07
                                        37,500          08/13/01                41,406         27,306            0.73        0.06
                                    -----------                            -----------     ----------                      -------
                                     1,144,213                               1,127,155        833,159                        1.68
                                    -----------                            -----------     ----------                      -------
Advent Israel (Bermuda) L.P.         1,682,293     06/16/93 - 01/16/98       1,545,701      1,093,472            0.65        2.21
                                    -----------                            -----------     ----------                      -------
BPA Israel Ventures LLC                291,878          10/05/00               277,236        213,685            0.73        0.43
                                       291,878          12/14/00               277,236        213,685            0.73        0.43
                                        17,250          07/05/01                16,385         12,629            0.73        0.03
                                    -----------                            -----------     ----------                      -------
                                       601,006                                 570,857        439,999                        0.89
                                    -----------                            -----------     ----------                      -------
Concord Ventures II Fund L.P.          500,000     03/29/00 - 07/28/00         485,849        436,321            0.87        0.89
                                       200,000          10/09/00               192,709        174,528            0.87        0.35
                                       200,000          12/15/00               192,709        174,528            0.87        0.35
                                       160,000          03/01/01               154,167        139,622            0.87        0.28
                                       160,000          06/04/01               154,167        139,622            0.87        0.28
                                    -----------                            -----------     ----------                      -------
                                     1,220,000                               1,179,601      1,064,621                        2.15
                                    -----------                            -----------     ----------                      -------
Delta Fund I, L.P.                      87,500          11/15/00                74,785         68,566            0.78        0.14
                                    -----------                            -----------     ----------                      -------

THE FIRST ISRAEL FUND, INC.

                                      NUMBER                                                  FAIR                         PERCENT
                                     OF UNITS/                                              VALUE AT       VALUE PER       OF NET
SECURITY                              SHARES        ACQUISITION DATES          COST        09/30/2001     UNIT/ SHARE      ASSETS
--------                            -----------   ---------------------    -----------     ----------     -----------      -------
Emerging Markets                     1,606,685     01/22/98 - 03/24/00      $1,622,188     $1,519,570           $0.95        3.06
 Ventures I L.P.                       183,218          01/10/01               175,560        173,284            0.95        0.35
                                    -----------                            -----------     ----------                      -------
                                     1,789,903                               1,797,748      1,692,854                        3.41
                                    -----------                            -----------     ----------                      -------
Formula Ventures L.P.                  564,984     08/06/99 - 04/18/00         513,899        550,350            0.97        1.11
                                        58,000          11/01/00                52,672         56,498            0.97        0.12
                                        47,016          12/01/00                42,697         45,798            0.97        0.09
                                        32,330          03/07/01                29,360         31,493            0.97        0.06
                                        27,670          04/05/01                25,405         26,953            0.97        0.05
                                        40,242          07/16/01                36,948         39,200            0.97        0.08
                                        65,692          08/31/01                60,315         63,991            0.97        0.13
                                    -----------                            -----------     ----------                      -------
                                       835,934                                 761,296        814,283                        1.64
                                    -----------                            -----------     ----------                      -------
Giza GE Venture Fund III L.P.          400,000     01/31/00 - 06/14/00         374,942        301,584            0.75        0.61
                                       100,000          09/24/01                93,735         75,396            0.75        0.15
                                    -----------                            -----------     ----------                      -------
                                       500,000                                 468,677        376,980                        0.76
                                    -----------                            -----------     ----------                      -------
K.T. Concord Venture Fund L.P.       1,000,000     12/08/97 - 09/29/00         992,518      1,294,992            1.29        2.61
                                    -----------                            -----------     ----------                      -------
Neurone Ventures II, L.P.               75,000          11/24/00                67,250         56,877            0.76        0.11
                                        60,000          12/28/00                53,800         45,501            0.76        0.09
                                        37,500          06/25/01                33,625         28,438            0.76        0.06
                                    -----------                            -----------     ----------                      -------
                                       172,500                                 154,675        130,816                        0.26
                                    -----------                            -----------     ----------                      -------
Polaris Fund II LLC                    885,000     10/31/96 - 07/13/00         574,824        941,577            1.06        1.90
                                        35,000          10/16/00                67,400         37,237            1.06        0.08
                                        35,000          03/07/01                67,675         37,237            1.06        0.08
                                        20,000          05/22/01                38,672         21,279            1.06        0.04
                                        25,000          08/01/01                48,340         26,598            1.06        0.05
                                    -----------                            -----------     ----------                      -------
                                     1,000,000                                 796,911      1,063,928                        2.15
                                    -----------                            -----------     ----------                      -------
SVE Star Ventures Enterprises
GmbH & Co. No. IX KG                   500,000          12/21/00               461,942        436,452            0.87        0.88
                                    -----------                            -----------     ----------                      -------
SVE Star Ventures
 Enterprises No.II                           5          10/10/94               776,374        509,820      101,963.93        1.03
                                    -----------                            -----------     ----------                      -------
The Renaissance Fund LDC                    60     03/30/94 - 03/21/97         394,788        146,994        2,450.30        0.29
                                    -----------                            -----------     ----------                      -------
Walden-Israel Ventures, L.P.           500,000     09/28/93 - 05/16/97         427,588        304,532            0.61        0.62
                                    -----------                            -----------     ----------                      -------

THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

                                      NUMBER                                                 FAIR                          PERCENT
                                     OF UNITS/                                             VALUE AT        VALUE PER       OF NET
SECURITY                              SHARES        ACQUISITION DATES          COST       09/30/2001      UNIT/ SHARE      ASSETS
--------                            -----------   ---------------------    -----------    -----------     -----------      -------
Walden-Israel Ventures III, L.P.       110,000           02/23/01          $   110,000    $    88,687           $0.81        0.18
                                        68,750           09/21/01               68,750         55,430            0.81        0.11
                                    -----------                            -----------    -----------                      -------
                                       178,750                                 178,750        144,117                        0.29
                                    -----------                            -----------    -----------                      -------

     Total                                                                 $11,709,366    $10,415,585                       21.01
                                                                           ===========    ===========                      =======

The Fund may incur certain costs in connection with the disposition of the above securities.

 NOTE G. SHARE REPURCHASE PROGRAM

On October 21, 1998, the Board of Directors authorized the repurchase by the Fund of up to 15% of the Fund's outstanding common stock, for purposes of enhancing shareholder value. The Fund's Board had authorized management of the Fund to repurchase such shares in open market transactions at prevailing market prices from time to time and in a manner consistent with the Fund continuing to seek to achieve its investment objectives. The Board's actions were taken in light of the significant discounts at which the Fund's shares were trading. It was intended both to provide additional liquidity to those shareholders that elected to sell their shares and to enhance the net asset value of the shares held by those shareholders that maintained their investment. The repurchase program was subject to review by the Board of Directors of the Fund. For the fiscal year ended September 30, 2000, the Fund repurchased 204,100 (4.07% of shares outstanding at inception of the repurchase program) of its shares for a total cost of $3,400,538 at a weighted average discount of 16.13% from net asset value. The discount of individual repurchases ranged from 11.84% - 19.36%. The Fund had no repurchases for the fiscal year ended September 30, 2001. Since inception of the repurchase program, the Fund has repurchased 15% of its shares.

 REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Directors of The First Israel Fund, Inc.:


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets, of cash flows and the financial highlights present fairly, in all material respects, the financial position of The First Israel Fund, Inc. (the "Fund") at September 30, 2001, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian and issuers, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP

Two Commerce Square
Philadelphia, Pennsylvania
November 29, 2001

 RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)


On January 25, 2001, the Annual Meeting of Shareholders of The First Israel Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1)   To re-elect two directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                                    FOR       WITHHELD
----------------                                                 ---------   ----------
George W. Landau                                                 2,732,849     39,364
Richard W. Watt                                                  2,750,520     21,693

In addition to the directors re-elected at the meeting, Dr. Enrique R. Arzac, Jonathan W. Lubell, Steven N. Rappaport and William W. Priest, Jr. continue to serve as directors of the Fund.

Effective February 9, 2001, James P. McCaughan serves as a director of the Fund.

(2) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants for the fiscal year ending September 30, 2001.

                                                     FOR         AGAINST      ABSTAIN
                                                  ---------     ---------    ---------
                                                  2,744,002       17,224       10,987

 TAX INFORMATION (UNAUDITED)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (September 30, 2001) as to the U.S. federal tax status of dividends and distributions received by the Fund's shareholders in respect of such fiscal year. Of the $3.15 per share distribution paid in respect of such fiscal year, $0.08 per share was derived from net investment income, $0.55 per share was derived from net realized short-term capital gains and $2.52 per share was derived from net realized long-term capital gains. There were no distributions which would qualify for the dividend received deduction available to corporate shareholders.

The Fund does not intend to make an election under Section 853 to pass through foreign taxes paid by the Fund to its shareholders. This information is given to meet certain requirements of the Internal Revenue Code of 1986, as amended. Shareholders should refer to their Form 1099-DIV to determine the amount includable on their respective tax returns for 2001.

Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2001. The notification will reflect the amount, if any, that calendar year 2001 taxpayers will report on their U.S. federal income tax returns. Such notification will be mailed with Form 1099-DIV in January 2002.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their distribution. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund.

In general, distributions received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

 DESCRIPTION OF INVESTLINK(SM) PROGRAM (UNAUDITED)

The InvestLink(SM) Program is sponsored and administered by EquiServe, L.P., not by The First Israel Fund, Inc. (the "Fund"). EquiServe, L.P. will act as program administrator (the "Program Administrator") of the InvestLink(SM) Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of the Fund's common stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

EquiServe, L.P., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

DESCRIPTION OF INVESTLINK(SM) PROGRAM (UNAUDITED) (CONCLUDED)

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 969-3321; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: Fleet National Bank, InvestLink(SM) Program, P.O. Box 43010, Providence, RI 02940-3010.








InvestLink is a service mark of EquiServe, L.P.

 OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

Credit Suisse Balanced Fund
Credit Suisse Blue Chip Fund
Credit Suisse Capital Appreciation Fund
Credit Suisse Cash Reserve Fund
Credit Suisse Emerging Growth Fund
Credit Suisse Emerging Markets Fund
Credit Suisse European Equity Fund
Credit Suisse Fixed Income Fund
Credit Suisse Global Financial Services Fund
Credit Suisse Global Fixed Income Fund
Credit Suisse Global Health Sciences Fund
Credit Suisse Global Post-Venture Capital Fund
Credit Suisse Global Technology Fund
Credit Suisse High Income Fund
Credit Suisse International Equity Fund
Credit Suisse International Focus Fund


Credit Suisse International Fund
Credit Suisse International Small Company Fund
Credit Suisse Investment Grade Bond Fund
Credit Suisse Japan Growth Fund
Credit Suisse Japan Small Cap Fund
Credit Suisse Large Cap Value Fund
Credit Suisse Municipal Bond Fund
Credit Suisse Municipal Money Fund
Credit Suisse New York Municipal Fund
Credit Suisse New York Tax Exempt Fund
Credit Suisse Select Equity Fund
Credit Suisse Small Cap Growth Fund
Credit Suisse Small Cap Value Fund
Credit Suisse Strategic Value Fund
Credit Suisse Technology Fund
Credit Suisse U.S. Government Money Fund







For more complete information--or to receive Prospectuses, which include charges and expenses--call 1-800-927-2874. For certain funds, the Prospectuses also disclose the special risk considerations associated with international investing, small company investing, high yield bond investing, aggressive investment strategies, single-industry funds, single-country funds, or other special and concentrated investment strategies. Please read the applicable Prospectuses carefully before you invest or send money.

 SUMMARY OF GENERAL INFORMATION (UNAUDITED)

The Fund--The First Israel Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in equity securities of Israeli companies. Credit Suisse Asset Management, LLC (New York), the fund's investment adviser, is an indirect wholly-owned subsidiary of Credit Suisse Group ("CSG"). Credit Suisse Asset Management, LLC ("CSAM") is the institutional asset-management and mutual-fund arm of CSG. As of September 30, 2001, CSAM managed over $75 billion in the U.S. and, together with its global affiliates, managed assets of over $268 billion in 14 countries. Credit Suisse Funds is the U.S. mutual-fund family of CSAM.

 SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "Frst Israel" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "First Israel". The Fund's New York Stock Exchange trading symbol is ISL. Weekly comparative net asset value (NAV) and market price information about The First Israel Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

 THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.cefsource.com.

CLOSED-END FUNDS

SINGLE COUNTRY
The Brazilian Equity Fund, Inc. (BZL)
The Chile Fund, Inc. (CH)
The Indonesia Fund, Inc. (IF/INDF)

MULTIPLE COUNTRY
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse High Yield Bond Fund (DHY)




Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The First Israel Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

 DIRECTORS AND CORPORATE OFFICERS

Dr. Enrique R. Arzac    Director

George W. Landau        Director

Jonathan W. Lubell      Director

James P. McCaughan      Chairman of the Board of
                        Directors and Director

William W. Priest, Jr.  Director

Steven N. Rappaport     Director

Richard W. Watt         President, Chief  Investment
                        Officer and  Director

Hal Liebes              Senior Vice President

Michael A. Pignataro    Chief Financial Officer and
                        Secretary

Rocco A. Del Guercio    Vice President

Robert M. Rizza         Treasurer


 INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017


 ADMINISTRATOR

Bear Stearns Funds Management Inc.
575 Lexington Avenue
New York, NY 10022


 CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109


 SHAREHOLDER SERVICING AGENT

Fleet National Bank
(c/o EquiServe, L.P.)
P.O. Box 43010
Providence, RI 02940-3010


 INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, PA 19103


 LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036







This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

                                                                           ISL
                                                                         LISTED
                                                                         NYSE(R)

                                                                      3917-AR-01